SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 23, 2000



                       SECURITY CAPITAL GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


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        1-13355                                        36-3692698
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(Commission File Number)                    (I.R.S. Employer Identification No.)



    125 Lincoln Avenue, Santa Fe, New Mexico                  87501
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   (Address of Principal Executive Offices)                (Zip Code)


                                (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)

Item 5.    Other

        On March 23, 2000, Security Capital submitted a letter to the Board of Directors of Homestead (the "Homestead Board") setting forth Security Capital's proposal to acquire all outstanding shares of Homestead Common Stock (the "Shares") not currently beneficially owned by Security Capital for $3.40 per share in cash. If the proposed transaction were completed, Security Capital would own 100% of the issued and outstanding Shares, and Homestead would become a wholly owned subsidiary of Security Capital.

        Security Capital intends to take steps necessary to complete the proposed transaction, including, but not limited to, the discussion, negotiation and consummation of a merger agreement. There can be no assurance, however, that such a transaction will be consummated, or, if it is consummated, that such a transaction will be consummated on the terms and conditions set forth in Security Capital's proposal. The proposed business combination would be subject to a number of conditions, including satisfaction of any regulatory requirements. Security Capital's proposal is also conditioned upon the approval of the Homestead Board, including the approval of the independent members of the Homestead Board. The proposal is not conditioned on financing.

        The Homestead Board is expected to form a Special Committee consisting of independent members of the Homestead Board to consider Security Capital's proposal. A copy of Security Capital's proposal is attached hereto as Exhibit 1 and is incorporated herein by reference, and the description here of the proposal and the matters contemplated thereby is qualified in its entirety by reference to such letter. In addition, on March 23, 2000, Security Capital issued a press release announcing that it had submitted its proposal to the Homestead Board. A copy of the press release is attached hereto as Exhibit 2 and is incorporated herein by reference, and the description herein of such press release and the matter described therein is qualified in its entirety by reference to such press release.



Item 7.   Financial Statements and Exhibits

        (a)     Financial Statements

                       None.

        (b)     Pro Forma Financial Information

                       None.

        (c)     Exhibits

        EXHIBIT NO.    DOCUMENT DESIGNATION

        1 Letter from Security Capital Group Incorporated to the Board of Directors of Homestead Village Incorporated, dated March 23, 2000

        2 Press Release of Security Capital Group Incorporated dated March 23, 2000


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SECURITY CAPITAL GROUP INCORPORATED



                                      By:    /S/ JEFFREY A. KLOPF
                                             Jeffrey A. Klopf
                                             Senior Vice President and Secretary

Dated:   March 24, 2000